                                                                   Exhibit 23(c)(ii)

                            CENTENNIAL MONEY MARKET TRUST
                   Form of Class Y Share Certificate (8-1/2" x 11")

I.    FACE OF CERTIFICATE (All text and other matter lies within decorative border)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner,  box with  heading:  CLASS Y SHARES below cert.
no.)

                  (centered below boxes)
                            Centennial Money Market Trust
                            A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT         (at   right)   SEE   REVERSE   FOR   CERTAIN
DEFINITIONS

                                                 (box with number)
                                                 CUSIP (number)
(at left) is the owner of

            (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST OF
                            CENTENNIAL MONEY MARKET TRUST

      (hereinafter  called the "Trust"),  transferable  only on the books of the Trust by the holder hereof in person or by duly  authorized  attorney,  upon surrender
      of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
      represented  hereby  are  issued  and  shall  be  held  subject  to  all  of the provisions of the  Declaration  of Trust of the Trust to all of which the holder
      by   acceptance   hereof   assents.   This   certificate   is  not  valid  until
      countersigned by the Transfer Agent.

      WITNESS  the  facsimile  seal  of the  Trust  and  the  signatures  of its  duly authorized officers.

      (signature at left of seal)   Dated:                  (signature   at  right  of
      seal)

      /s/ Brian W. Wixted                                   /s/ Robert G. Zack
      -------------------------                             -------------------------
      TREASURER                                             SECRETARY

                                 (centered at bottom)
                            1-1/2" diameter facsimile seal
                                     with legend
                            CENTENNIAL MONEY MARKET TRUST
                                         SEAL
                                         1979
                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                                SHAREHOLDER SERVICES, INC.
                                                Denver (CO)       Transfer Agent

                                                By
                                                ---------------------------------
                                                Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following  abbreviations,  when used in the  inscription on the face of this certificate,  shall be construed as though they were written out in full  according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                      rights of survivorship and not
                      as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________       Custodian _______________
                                    (Cust)                              (Minor)

                                    UNDER UGMA/UTMA   ___________________
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------------
 (Please print or type name and address of assignee)

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--------------------------------------------------------    Class    Y    Shares    of
beneficial interest  represented by the within Certificate,  and do hereby irrevocably constitute  and appoint  ___________________  Attorney to transfer  the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ----------------------

                                    Signed: --------------------------------

                                           ----------------------------------------

                                          (Both must sign if joint owners)

                                    Signature(s) ---------------------------
                                    guaranteed        Name of Guarantor
                                    by: ------------------------------------
                                          Signature of Officer/Title

(text printed           NOTICE:  The  signature(s)  to this assignment must vertically
to right                      correspond  with  the  name(s)  as  written  upon the of
above paragraph)              face of the certificate in every particular
without alteration or enlargement or any change
whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of                institution of the type described in the
signature(s))                 current prospectus of the Fund.

PLEASE NOTE: This document contains       CENTENNIAL
a watermark when viewed at an angle.      ASSET MANAGEMENT CORPORATION
It is invalid without this watermark:

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                       THIS SPACE MUST NOT BE COVERED IN ANY WAY